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                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                          ---------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE


 ____CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)


A NATIONAL BANKING ASSOCIATION                               41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national bank)                    Identification No.)


SIXTH STREET AND MARQUETTE AVENUE
MINNEAPOLIS, MINNESOTA                                       55479
(Address of principal executive offices)                     (Zip code)
                          ----------------------------

                           MARKS BROS. JEWELERS, INC.
              (Exact name of obligor as specified in its charter)


DELAWARE                                                     36-1433610
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)


155 N. WACKER DRIVE
CHICAGO, ILLINOIS                                            60606
(Address of principal executive offices)                     (Zip code)




                  SERIES C SENIOR SUBORDINATED NOTES DUE 2004

                  SERIES D SENIOR SUBORDINATED NOTES DUE 2004

                  SERIES A SENIOR SUBORDINATED NOTES DUE 2004
                     (Title of the indenture securities)

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     Item 1.  General Information.  Furnish the following information as to the trustee:

                       (a) Name and address of each examining or supervising authority to which it is subject.

                               Comptroller of the Currency
                               Treasury Department
                               Washington, D.C.

                               Federal Deposit Insurance Corporation
                               Washington, D.C.

                               The Board of Governors of the Federal Reserve System
                               Washington, D.C.

                       (b) Whether it is authorized to exercise corporate trust powers.

                               The trustee is authorized to exercise corporate trust powers.

     Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                        None with respect to the trustee.

     No responses are included for Items 3-15 of this Form T-1 because the obligor is not in default as provided under Item 13.

     Item 16.  List of Exhibits.       List below all exhibits filed as a part
                                       of this Statement of Eligibility.
                                       Norwest Bank incorporates by reference
                                       into this Form T-1 the exhibits
                                       attached hereto.

              Exhibit 1.       a.      A copy of Articles of Association of
                                       the trustee now in effect.*

              Exhibit 2.       a.      A copy of the certificate of authority
                                       of the trustee to commence business
                                       issued June 28, 1872, by the Comptroller of the Currency to The Northwestern
                                       National Bank of Minneapolis.*


                               b.      A copy of the certificate of the
                                       Comptroller of the Currency dated
                                       January 2, 1934, approving the
                                       consolidation of the Northwestern
                                       National Bank of Minneapolis and the
                                       Minnesota Loan and Trust Company of
                                       Minneapolis.*


                                c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of
                                       Minneapolis.*


                                d.     A copy of the certificate of the
                                       Comptroller of the Currency dated
                                       May 1, 1983, authorizing Norwest Bank
                                       Minneapolis, National Association, to
                                       act as fiduciary.*








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     Exhibit 3.      A copy of the authorization of the trustee to exercise
                     corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

     Exhibit 4.      Copy of By-laws of the trustee as now in effect.*

     Exhibit 5.      Not applicable.

     Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.


     Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. **


     Exhibit 8. A copy of the certificate dated May 10, 1983 of name change from Northwestern National Bank Minneapolis to Norwest Bank Minneapolis, National Association.*

     Exhibit 9. A copy of the certificate dated January 11, 1988, of name change from Norwest Bank Minneapolis, National Association to Norwest Bank Minnesota, National Association.*









     * Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-66086.


     ** Incorporated by reference to the exhibit of the same number filed with the registration statement number 333-1126.

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                                                              EXHIBIT 6




     June 10, 1996



     Securities and Exchange Commission
     Washington, D.C.  20549

     Gentlemen:


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal or State authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.




                                        Very truly yours,

                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION

                                        Curtis D. Schwegman
                                        Corporate Trust Officer
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                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 10th day of June, 1996.





                                NORWEST BANK MINNESOTA,
                                NATIONAL ASSOCIATION



                                /s/ Curtis D. Schwegman
                                -----------------------
                                Curtis D. Schwegman
                                Corporate Trust Officer